UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2020

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On January 21, 2020, Santander Consumer USA Holdings Inc. (the “Company”), the plaintiffs and all named defendants entered into a Stipulation and Agreement of Settlement, Compromise, and Release (the “Stipulation”) reflecting the terms of the settlement of the derivative stockholder litigation entitled In re Santander Consumer USA Holdings Inc. Derivative Litigation, Consolidated C.A. No. 11614-VCG in the Court of Chancery of the State of Delaware (the “Court”), relating to the Company’s oversight, risk management, and internal controls of its subprime auto lending business. While the individual defendants continue to deny each and all of the claims and contentions alleged by plaintiffs in the litigation and expressly deny any fault, wrongdoing or liability, the individual defendants agreed to the settlement solely to eliminate the risk, burden, and expense of further litigation.

The litigation was settled, subject to the approval of the Court and in consideration of, among other things set forth in the Stipulation, the implementation of certain governance reforms outlined in the Stipulation. The Court scheduled a final settlement hearing on the terms of the settlement for May 27, 2020 at 1:30 pm, and set the deadline for any Company stockholders to object to the settlement as May 13, 2020. On May 22, 2020, Seattle City Employees’ Retirement System (“Seattle City”) filed a notice of intent to object to the settlement and requested a continuance of the settlement hearing. The Court continued the settlement hearing on May 25, 2020. Thereafter, the parties met and conferred with Seattle City and responded to Seattle City’s discovery requests and interrogatories. On November 16, 2020, Seattle City informed the Court that it would not be objecting to the settlement. On December 7, 2020, the Court rescheduled the final hearing on the terms of the settlement for January 20, 2021, at 11:00 a.m.

Copies of the Stipulation and the Supplemental Notice of Rescheduled Settlement Hearing are filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors, some of which are beyond the Company’s control. For an additional discussion of these risks, please see Part I, Item 1A entitled “Risk Factors” in the Company’s 2019 Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Stipulation and the Supplemental Notice of Rescheduled Settlement Hearing.

104	Cover page formatted as Inline XBRL and contained in Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 29, 2020	SANTANDER CONSUMER USA HOLDINGS INC.

	By:	/s/ Christopher Pfirrman
	Name:	Christopher Pfirrman
	Title:	Chief Legal Officer